Exhibit 10.8

Power of Attorney

I, Chen Ling, a People’s Republic of China (“China” or the “PRC”) citizen with PRC Identification Card No.: ******, and a holder of 12.5% of the entire registered capital in Beijing Dasheng Zhixing Technology Co., Ltd. (“Dasheng Zhixing”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Beijing Dasheng Online Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Dasheng Zhixing (“My Shareholding”) during the term of this Power of Attorney:

The WFOE is hereby authorized to act on my behalf as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including but not limited to: 1) attending shareholders’ meetings of Dasheng Zhixing; 2) exercising all the shareholder’s rights and shareholder’s voting rights that I am entitled to under the relevant PRC laws and Dasheng Zhixing Articles of Association, including but not limited to the sale, transfer, pledge, or disposition of My Shareholding in part or in whole; and 3) designating and appointing on my behalf the legal representative, directors, supervisors, chief executive officer, and other senior management members of Dasheng Zhixing.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on my behalf, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the WFOE, and Dasheng Zhixing on June 18th, 2013 and the Equity Pledge Agreement entered into by and among me, the WFOE, and Dasheng Zhixing on June 18th, 2013 (including any modifications, amendments, and restatements thereto, collectively referred to as the “Transaction Documents”), and perform the terms of the Transaction Documents.

Strictly Confidential

1

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed as executed by me.  I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

During the period that I am a shareholder of Dasheng Zhixing, this Power of Attorney shall be irrevocable and continuously effective from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English.  If there is any inconsistency or conflict between English and Chinese version, the Chinese version shall prevail.

Chen Ling

By:	/s/ Chen Ling

June 18, 2013

Accepted by

Beijing Dasheng Online Technology Co., Ltd.

2

By:	/s/ Huang Jiajia
Name:	Huang Jiajia
Title:	Legal Representative

Acknowledged by:

Beijing Dasheng Zhixing Technology Co., Ltd.

By:	/s/ Huang Jiajia
Name:	Huang Jiajia
Title:	Legal Representative

3

Power of Attorney

I, Huang Jiajia, a People’s Republic of China (“China” or the “PRC”) citizen with PRC Identification Card No.: ******, and a holder of 61.25% of the entire registered capital in Beijing Dasheng Zhixing Technology Co., Ltd. (“Dasheng Zhixing”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Beijing Dasheng Online Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Dasheng Zhixing (“My Shareholding”) during the term of this Power of Attorney:

The WFOE is hereby authorized to act on my behalf as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including but not limited to: 1) attending shareholders’ meetings of Dasheng Zhixing; 2) exercising all the shareholder’s rights and shareholder’s voting rights that I am entitled to under the relevant PRC laws and Dasheng Zhixing Articles of Association, including but not limited to the sale, transfer, pledge, or disposition of My Shareholding in part or in whole; and 3) designating and appointing on my behalf the legal representative, directors, supervisors, chief executive officer, and other senior management members of Dasheng Zhixing.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on my behalf, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the WFOE, and Dasheng Zhixing on June 18th, 2013 and the Equity Pledge Agreement entered into by and among me, the WFOE, and Dasheng Zhixing on June 18th, 2013 (including any modifications, amendments, and restatements thereto, collectively referred to as the “Transaction Documents”), and perform the terms of the Transaction Documents.

Strictly Confidential

1

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed as executed by me.  I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

During the period that I am a shareholder of Dasheng Zhixing, this Power of Attorney shall be irrevocable and continuously effective from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English.  If there is any inconsistency or conflict between English and Chinese version, the Chinese version shall prevail.

Huang Jiajia

By:	/s/ Huang Jiajia

June 18th, 2013

2

Accepted by

Beijing Dasheng Online Technology Co., Ltd.

By:	/s/ Huang Jiajia
Name:	Huang Jiajia
Title:	Legal Representative

Acknowledged by:

Beijing Dasheng Zhixing Technology Co., Ltd.

By:	/s/ Huang Jiajia
Name:	Huang Jiajia
Title:	Legal Representative

3

Power of Attorney

I, Shu Ting, a People’s Republic of China (“China” or the “PRC”) citizen with PRC Identification Card No.: ******, and a holder of 26.25% of the entire registered capital in Beijing Dasheng Zhixing Technology Co., Ltd. (“Dasheng Zhixing”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Beijing Dasheng Online Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Dasheng Zhixing (“My Shareholding”) during the term of this Power of Attorney:

The WFOE is hereby authorized to act on my behalf as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including but not limited to: 1) attending shareholders’ meetings of Dasheng Zhixing; 2) exercising all the shareholder’s rights and shareholder’s voting rights that I am entitled to under the relevant PRC laws and Dasheng Zhixing Articles of Association, including but not limited to the sale, transfer, pledge, or disposition of My Shareholding in part or in whole; and 3) designating and appointing on my behalf the legal representative, directors, supervisors, chief executive officer, and other senior management members of Dasheng Zhixing.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on my behalf, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the WFOE, and Dasheng Zhixing on June 18th, 2013 and the Equity Pledge Agreement entered into by and among me, the WFOE, and Dasheng Zhixing on June 18th, 2013 (including any modifications, amendments, and restatements thereto, collectively referred to as the “Transaction Documents”), and perform the terms of the Transaction Documents.

Strictly Confidential

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed as executed by me.  I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

During the period that I am a shareholder of Dasheng Zhixing, this Power of Attorney shall be irrevocable and continuously effective from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English.  If there is any inconsistency or conflict between English and Chinese version, the Chinese version shall prevail..

Shu Ting

By:	/s/ Shu Ting

June 18, 2013

Accepted by

Beijing Dasheng Online Technology Co., Ltd.

By:	/s/ Huang Jiajia
Name:	Huang Jiajia
Title:	Legal Representative

Acknowledged by:

Beijing Dasheng Zhixing Technology Co., Ltd.

By:	/s/ Huang Jiajia
Name:	Huang Jiajia
Title:	Legal Representative